UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 20, 2006
                        (Date of earliest event reported)

                             THINK PARTNERSHIP INC.
             (Exact name of registrant as specified in its charter)

              Nevada                    001-32442                   87-0450450
(State or other jurisdiction of    (Commission File No.)   (IRS Employer Identification No.)
          incorporation)

                            5 Revere Drive, Suite 510
                           Northbrook, Illinois 60062
                    (Address of Principal Executive Offices)

                                 (847) 562-0177
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))


         Think Partnership Inc. f/k/a CGI Holding Corporation, a Nevada corporation (the "Company") is filing this Current Report on Form 8-K/A in order to amend Form 8-K filed on January 25, 2006 (SEC File No. 001-32442), and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of Morex Marketing
Group, LLC.

Item 9.01 Financial Statements and Exhibits

         (a)    Financial Statements of the Businesses Acquired.

                Attached hereto as Exhibit 99.1 are the audited balance sheets of Morex Marketing Group, LLC as of December 31, 2004 and 2003 and the related statements of operations, members' equity and cash flows for the years then ended.

                Attached hereto as Exhibit 99.2 are the unaudited balance sheets of Morex Marketing Group, LLC as of September 30, 2005 and 2004 and the related unaudited statements of operations, members' equity and cash flows for the nina and three month periods then ended.

                Attached hereto as Exhibit 99.3 are the audited consolidated balance sheets of Catamount Group, LLC and Subsidiary as of December 31, 2004 and 2003 and the related consolidated statements of operations, member's equity and cash flows for the years then ended.

                Attached hereto as Exhibit 99.4 are the unaudited combined balance sheets of Catamount Group, LLC, Catamount Management, LLC and Plan Bee, LLC as of September 30, 2005 and 2004 and the related unaudited combined statements of operations, member's equity and cash flows for the nine and three month periods then ended.

         (b)    Pro Forma Financial Information

                Attached hereto as Exhibit 99.5 is the unaudited combined pro forma balance sheet as of September 30, 2005 and the unaudited pro forma combined statements of operations for the twelve months ended December 31, 2004 and nine months ended September 30, 2005.

         (c)    Exhibits

                  99.1 Audited balance sheets of Morex Marketing Group, LLC as of December 31, 2004 and 2003 and the related statements of operations, members' equity and cash flows for the years then ended.

                  99.2 Unaudited balance sheets of Morex Marketing Group, LLC as of September 30, 2005 and 2004 and the related unaudited statements of operations, members' equity and cash flows for the nine and three month periods then ended.

                  99.3 Audited consolidated balance sheets of Catamount Group, LLC and Subsidiary as of December 31, 2004 and 2003 and the related consolidated statements of operations, member's equity and cash flows for the years then ended.

                  99.4 Unaudited combined balance sheets of Catamount Group, LLC, Catamount Management, LLC and Plan Bee, LLC as of September 30, 2005 and 2004 and the related unaudited combined statements of operations, member's equity and cash flows for the nine and three month periods then ended.

                  99.5 Unaudited combined pro forma balance sheet as of September 30, 2005 and the unaudited pro forma combined statements of operations for the twelve months ended December 31, 2004 and nine months ended September 30, 2005.

         This Current Report on Form 8-K/A and attachments hereto contain forward-looking statements. These statements reflect our current understanding with respect to planned future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward looking statements represent our estimates and assumptions only as of the date of this report, and we do not assume any obligation to update any of these statements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2006
                           THINK PARTNERSHIP INC.
                           By:  /s/ Gerard M. Jacobs
                           ------------------------------------------------
                           Name:   Gerard M. Jacobs
                           Title:  Chief Executive Officer


Dated: April 7, 2006
                           THINK PARTNERSHIP INC.
                           By:  /s/ Jody Brown
                           ------------------------------------------------
                           Name:   Jody Brown
                           Title:  Chief Financial Officer